UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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El Paso Electric Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 7, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice, Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 23, 2008.

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EL PASO ELECTRIC COMPANY
100 N. Stanton El Paso, TX 79901	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting of Shareholders you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting of Shareholders

is to be held on May 7, 2008 at 10:00 A.M., MDT

at:	Stanton Tower Building
100 North Stanton Tower
El Paso, Texas 79901

Shareholders of record as of close of business on March 10, 2008 are entitled to notice of and to vote at the Annual Meeting of Shareholders.

For directions to the Annual Meeting of Shareholders please

call 1-800-592-1634, and follow the instructions to speak to a representative in the Investor Relations department.

Voting items

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF DIRECTORS

Nominees:

01)	GARY R. HEDRICK
02)	KENNETH R. HEITZ
03)	MICHAEL K. PARKS
04)	ERIC B. SIEGEL

2.	Ratify the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2008.